Investment in cost method investees	12 Months Ended
Dec. 31, 2013
Investment in cost method investees
Investment in cost method investees

5. Investment in cost method investees

        The Company applies the cost method of accounting for investments in unconsolidated affiliates when the Company does not have the ability to exercise significant influence.

        In September 2012, the Company acquired 8.02% equity interest in Gamespedia Holdings Limited ("Gamespedia") for $6.2 million in cash. Gamespedia is a Cayman company and operates its mini game portal website through its wholly owned subsidiaries and VIEs in China. This investment is accounted for under the cost method.

        In February 2013, the Company acquired a minority equity interest in Voozclub Co., Ltd., or Voozclub, a Korea-based character and animation studio with an established presence in global brand licensing, online games, publishing and theme parks, for a cash consideration of $1.4 million.

        In September 2013, the Company acquired a minority stake of a Beijing-based pre-school education service provider for a cash consideration of $2.0 million.

        In December 2013, we entered into an investment agreement to acquire a minority stake of a New York City company that develops mobile applications, animation and products for pre-school children, for a cash consideration of $150,003.

        As of December 31, 2013, there were no indicators of impairment for any of the Company's investments in cost method investees.